UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2002

Commission File Number 000-1095478

INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0155633
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

CLARENDON HOUSE, 2 CHURCH STREET P.O. BOX HM 1022

HAMILTON HM DX, BERMUDA	NOT APPLICABLE
(Address of principal executive offices)	(Zip code)

(441) 295-5950
(Registrant’s telephone number including area code)

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report.)

Item 5.    Other Events

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Registrant’s Bulk Sales Notice published in the Contra Costa Times on September 10, 2002.

Item 7.    Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description

99.1	Text of Registrant’s Bulk Sales Notice published in the Contra Costa Times on September 10, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.

Date: September 10, 2002	By:	/s/ Priscilla M. Lu
Priscilla M. Lu
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Text of Registrant’s Bulk Sales Notice published in the Contra Costa Times on September 10, 2002